EXHIBIT 99.1

                              EMPLOYMENT AGREEMENT

This employment agreement ("Agreement") is made and entered into as of this 1st day of February 2002 by and between The First Connecticut Capital Corporation, a corporation duly organized under the laws of the State of Connecticut (the "Company" or the "Employer"), and LAWRENCE R. YURDIN, an individual residing at 431 B North Trail, Stratford, Connecticut 06614 ("Employee").

WHEREAS, Employer and Employee desire that the term of this Agreement shall begin on February 1, 2002 ("Effective Date").

WHEREAS, Employer desires to employ Employee as its President and Chief Executive Officer, and Employee is willing to accept such employment by Employer, on the terms and subject to the conditions set forth in this Agreement.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

SECTION 1. DUTIES. During the term of this Agreement, Employee agrees to be employed by and to serve Employer as its President and Chief Executive Officer, and Employer agrees to employ and retain Employee in such capacities. Employee shall devote substantially all of his business time, energy, and skill to the affairs of the Employer and at all times during the term of this Agreement shall have powers and duties at least commensurate with his position as President and Chief Executive Officer.

SECTION 2. TERM OF EMPLOYMENT.
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2.1        DEFINITIONS. For the purposes of this Agreement the following terms shall have the following meanings:

           A. "Termination For Cause" shall mean termination by Employer of Employee's employment by reason of Employee's willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to, Employer or by reason of Employee's willful, malicious and material breach of this Agreement that has resulted in material injury to Employer.

           B. "Termination Other Than For Cause" shall mean termination by Employer of Employee's employment by Employer (other than in a Termination for Cause matter) and shall include constructive termination of Employee's employment by reason of material breach of this Agreement by Employer (including but not limited to a substantial change in Employee's duties or decrease in Employee's authority), such constructive termination to be effective upon notice from Employee to Employer of such constructive termination and which in no event may be deemed a Termination For Cause.

           C. "Voluntary Termination" shall mean termination by Employee of Employee's employment by Employer other than (i) constructive termination as described in subsection 2.1(B); (ii) "Termination Upon a Change in Control"; or
(iii) termination by reason of Employee's death as described in Section 2.5.

           D. "Termination Upon a Change in Control" shall mean a termination by Employee of his employment within 360 days following a "Change in Control."


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           E. "Change in Control" shall mean (i) the time that Employer first determines that any person and all other persons who constitute a group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) have acquired direct or indirect beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of twenty percent (20%) or more of Employer's outstanding securities or (ii) the first day on which a majority of the members of the Employer's Board of Directors are not "Continuing Directors."

           F. "Continuing Directors" shall mean, as of any date of determination, any member of the Board of Directors of Employer who (i) was a member of that Board of Directors on December 1, 2001, (ii) has been a member of that Board of Directors for the two years immediately preceding such date of determination, or (iii) was nominated for election or elected to the Board of Directors with the affirmative vote of the greater of (x) a majority of the Continuing Directors who were members of the Board at the time of such nomination or election or (y) at least 2 Continuing Directors.

2.2 INITIAL TERM. The term of employment of Employee by Employer shall be for a period of three (3) years beginning on the Effective Date ("Initial Term"), unless terminated earlier pursuant to this Section. At any time prior to the expiration of the Initial Term, Employer and Employee may by mutual written agreement extend Employee's employment under the terms of this Agreement for such additional periods as they may agree.

2.3 TERMINATION FOR CAUSE. Termination for Cause may be effected by Employer at any time during the term of this Agreement and shall be effected by written notification to Employee. Upon Termination for Cause, Employee shall promptly be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Employer in which Employee is a participant to the full extent of Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by Employee in connection with his duties hereunder, all to the date of termination, but Employee shall not be paid any other compensation or reimbursement of any kind, including without limitation, severance compensation.

2.4 TERMINATION OTHER THAN FOR CAUSE. Notwithstanding anything else in this Agreement, Employer may effect a Termination Other Than for Cause at any time upon giving written notice to Employee of such termination. Upon any Termination Other Than For Cause, Employee shall promptly be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Employer in which Employee is a participant to the full extent of Employee's rights under such plans (including accelerated vesting, if any, of awards granted to Employee under the Employer's stock option plan), accrued vacation pay and any appropriate business expenses incurred by Employee in connection with his duties hereunder, all to the date of termination, and all severance compensation provided in Section 4.2, but no other compensation or reimbursement of any kind. In addition, Employee would be bound by the covenant not to compete as it is discussed in this Agreement.

2.5 DEATH. In the event of Employee's death during the term of this Agreement, Employee's employment shall be deemed to have terminated as of 90 days after the date on which his death occurs, and Employer shall promptly pay to his estate or such beneficiaries as Employee may from time to time designate all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Employer in which Employee is a participant to the full extent of Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by Employee in connection with his duties hereunder, all to the date of termination, but Employee's estate shall not be paid any other compensation or reimbursement of any kind, including without limitation, severance compensation.



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2.6 VOLUNTARY TERMINATION. In the event of a Voluntary Termination, Employer shall promptly pay all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Employer in which Employee is a participant to the full extent of Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by Employee in connection with his duties hereunder, all to the date of termination, but no other compensation or reimbursement of any kind, including without limitation, severance compensation. In addition, Employee would be bound by the covenant not to compete as defined in this Agreement.

2.7 TERMINATION UPON A CHANGE IN CONTROL. In the event of a Termination Upon a Change in Control, Employee shall immediately be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Employer in which Employee is a participant to the full extent of Employee's rights under such plans (including accelerated vesting, if any, of any awards granted to Employee under Employer's Stock Option Plan), accrued vacation pay and any appropriate business expenses incurred by Employee in connection with his duties hereunder, all to the date of termination, and all severance compensation provided in
Section 4.1, but no other compensation or reimbursement of any kind.

2.8 TERMINATION BY EMPLOYEE FOR CAUSE. Termination for Cause may be effected by Employee at any time during the term of this Agreement and shall be effected by written notification to Employer. Upon Termination for Cause, Employee shall promptly be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension pay or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Employer in which Employee is a participant to the full extent of Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by Employee in connection with his duties hereunder, all to the date of termination, but Employee shall not be paid any other compensation or reimbursement of any kind, including without limitation, severance compensation. Additionally, Employee will be bound by the covenant not to compete from the date that his Termination becomes effective until the end of the Employment term.

2.9 NOTICE OF TERMINATION. Employer may effect a termination of this Agreement pursuant to the provisions of this Section upon giving thirty (30) days' written notice to Employee of such termination. Employee may effect a termination of this Agreement pursuant to the provisions of this Section upon giving thirty
(30) days' written notice to Employer of such termination.

2.10 COVENANT NOT TO COMPETE. The Company and Employee hereby covenant and agree that for a period one (1) year from the date of his termination from the Company, Employee will not own any interest in, manage, be employed by, or operate a business primarily engaged in the commercial construction mortgage lending business within Fairfield, New Haven and Middlesex Counties, Connecticut. Employee may, however, own five percent or less of the stock in a publicly traded entity which does engage in such business, may be employed by the federal government, any of its agencies, the government of any state, or any agency or political subdivision thereof, even though such governmental entity is engaged in such business.

2.11 CONSIDERATION FOR COVENANT. As consideration for the Company's and the Employee's covenants as set forth in Section 2.10, the Company hereby agrees to pay Employee the severance package as discussed in Section 4 of this Agreement.

2.12 ENFORCEMENT. It is recognized that damage in the event of breach of the covenants of the Company and Employee will be difficult if not impossible to ascertain. It is therefore agreed that the Company, in addition to or without limiting any other remedy or right that it might have, shall have the right to:

     A. an injunction against the Employee issued by a court of competent jurisdiction enjoining such breach; and

     B. any other remedy provided by law which is not inconsistent with the remedy set forth above.



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SECTION 3. SALARY, BENEFITS AND BONUS COMPENSATION.
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3.1 BASE SALARY. As payment for the services to be rendered by Employee as provided in Section 1 and subject to the terms and conditions of Section 2, Employer agrees to pay to Employee an annual "Base Salary" payable in equal semi-monthly installments during the Initial Term as follows:

February 1, 2002 through January 31, 2003: $125,000, with annual increases thereafter of the greater of the Consumer Price Index for Fairfield County, Connecticut or 5%.

The Company may further increase, but in no event decrease, these amounts from time to time as part of its compensation review process.

3.2 BONUSES. Employee shall be eligible to receive a bonus for each year (or portion thereof) during the Initial Term and any extensions or renewals thereof, as determined by the compensation committee of the board of directors.

3.3 ADDITIONAL BENEFITS. During the term of this Agreement, Employee shall be entitled to the following additional benefits:

           A. EMPLOYEE BENEFITS. Employee shall be eligible to participate in such of Employer's benefits and deferred compensation plans as are now generally available or later made generally available to executive officers of the Employer, including, without limitation, Employer's Stock Option Plan, profit sharing plans, annual physical examinations, dental and medical plans, personal catastrophe and disability insurance, financial planning, retirement plans and supplementary executive retirement plans, if any. For purposes of establishing the length of service under any benefit plans or programs of Employer, Employee's employment with the Employer will be deemed to have commenced on January 15, 1970.

Notwithstanding the general availability of the foregoing benefit plans to the Employer's executive officers, Employer will in any event provide to Employee during the Initial Term and any extensions or renewals thereof:

          (i) Medical Insurance coverage for the Employee and his wife; and

          (ii) Non-statutory options to purchase that number of shares of the Employer's common stock as may be approved by the Employer's Board of Directors for each year that this agreement is in effect, at an exercise price equal to the average market bid price for the thirty (30) day period preceding the date of such options, to be granted by the Employer on or about the forty-fifth day following the end of each year of the term hereof.

     B. VACATION. Employee shall be entitled to vacation and other paid time off in accordance with Employer's policy, but in no event will Employee be entitled to less than four (4) weeks of paid vacation during each year during the term of this Agreement and any extensions thereof, prorated for partial years.

     C. REIMBURSEMENT FOR EXPENSES. During the Initial Term and any extensions thereof, Employer shall reimburse Employee for reasonable and properly documented out-of-pocket business and/or entertainment expenses incurred by Employee in connection with his duties under this Agreement.

     D. AUTOMOBILE ALLOWANCE. During the Initial Term and any extensions thereof, Employer shall provide Employee with an allowance for in an amount sufficient to permit the Employee to lease a new premium-class sedan or an automobile of comparable value every three (3) years and, at Employee's request, will assign to Employee any buy-out option with respect to such lease.



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SECTION 4. SEVERANCE COMPENSATION.
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4.1 SEVERANCE COMPENSATION IN THE EVENT OF A TERMINATION UPON A CHANGE IN
CONTROL. In the event Employee's employment is terminated in a Termination Upon a Change in Control, Employer shall pay to Employee as severance compensation on the dates specified in Section 3.1:

           (a) His Base Salary (at the rate payable at the time of such termination);

           (b) A Bonus equal to the greater of (i) thirty three and thirty three one hundredths percent (33.33 %) of the Employee's Base Salary and (ii) the amount of the annual Bonus that Employer last paid to Employee, with the Bonus amount to be paid out in equal semi-monthly installments at the same time as the Base Salary and;

           (c) All of the Additional Benefits described in Section 3.3 hereinabove; for a period equal to the greater of (i) the remaining portion of the Initial Term and (ii) twelve (12) months from the date of such termination. Employee is under no obligation to mitigate the amount owed Employee pursuant to this Section by seeking other employment or otherwise. Notwithstanding anything in this Section to the contrary, Employee may in Employee's sole discretion, by delivery of a notice to Employer within thirty (30) days following a Termination Upon a Change in Control, elect to receive Compensation in the form of a lump sum severance payment by bank cashier's check equal to the present value of the flow of cash payments that would otherwise be paid to Employee pursuant to this Section discounted at the average of the last three months' federal funds rate for the New York District as listed in the Wall Street Journal. Employee shall also be entitled to an accelerated vesting of any awards granted to Employee under the Employer's Stock Option Plan to the extent provided in the stock option agreement entered into at the time of grant, if any. Employee shall continue to accrue retirement benefits and shall continue to enjoy any benefits under any plans of the Employer in which Employee is a participant to the full extent of Employee's rights under such plans, including any perquisites provided under this Agreement, through the remaining term of this Agreement.

4.2 SEVERANCE COMPENSATION IN THE EVENT OF A TERMINATION OTHER THAN FOR CAUSE. In the event Employee's employment is terminated in a Termination Other Than for Cause, Employer shall pay to Employee as severance compensation on the dates specified in Section 3.1:

           (a) His Base Salary (at the rate payable at the time of such termination);

           (b) A Bonus equal to the greater of (i) one third of the Employee's Base Salary and (ii) the amount of the annual bonus that Employer last paid to Employee, with the Bonus amount to be paid out in equal semi-monthly installments at the same time as the Base Salary; and

          (c) All of the Additional Benefits described in Section 3.3 hereinabove; for a period equal to the greater of (i) the remaining portion of the Initial Term and (ii) twelve (12) months from the date of such termination, Employee is under no obligation to mitigate the amount owed to the Employee pursuant to this Section by seeking employment or other compensation. Employee shall be entitled to an accelerated vesting of any awards granted to Employee under Employer's Stock Option Plan to the extent provided in the stock option agreement entered into at the time of grant, if any.

4.3 NO SEVERANCE COMPENSATION UPON OTHER TERMINATION. In the event of a Voluntary Termination or Termination For Cause, Employee or his estate shall not be paid any severance compensation.

4.4 LIMIT ON AGGREGATE COMPENSATION UPON A CHANGE IN CONTROL. Notwithstanding anything else in this Agreement, solely in the event of a Termination Upon a Change in Control pursuant to Section 2.7, the amount of severance compensation paid to Employee under Section 2 and 4 or otherwise, but exclusive of any payments to Employee in respect of any stock options then held by Employee (or any compensation deemed to be received by Employee in connection with the exercise of any stock options at any time) or by virtue of Employee's exercise of a Limited Right under the Option Plan upon a Change in Control, shall not include any amount that Employer is prohibited from deducting for federal income tax purposes by virtue of Section 280G of the Internal Revenue Code or any successor provision.



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SECTION 5. PAYMENT OBLIGATIONS. Employer's obligation to pay Employee the compensation and to make the arrangements provided herein shall be unconditional, and Employee shall have no obligation whatsoever to mitigate damages hereunder. If litigation after a Change in Control shall be brought to enforce or interpret any provision contained herein, Employer, to the extent permitted by applicable law and the Employers' Articles of Incorporation and Bylaws, hereby indemnifies Employee for Employee's reasonable attorneys' fees and disbursements incurred in such litigation.

SECTION 6. INTENTIONALLY LEFT BLANK.
---------

SECTION 7. WITHHOLDINGS. All compensation and benefits to Employee hereunder shall be reduced by all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

SECTION 8. INDEMNIFICATION. In addition to any rights to indemnification to which Employee is entitled to under the Employer's Articles of Incorporation and Bylaws, Employer shall indemnify Employee at all times during and after the term of this Agreement to the maximum extent permitted under any applicable state law, and shall pay Employee's expenses in defending any civil or criminal action, suit, or proceeding in advance of the final disposition of such action, suit or proceeding, to the maximum extent permitted under such applicable state laws.

SECTION 9. NOTICES. Notice under this Agreement shall be in writing, sent by mail, national overnight delivery service or facsimile and shall be effective when actually delivered. If mailed, notice shall be deemed effective 48 hours after mailing as registered or certified mail, postage prepaid, directed to the other party at the address set forth below or such other address as the party may indicate by written notice to the other:

           To Employer:

                     The First Connecticut Capital Corporation
                     1000 Bridgeport Avenue
                     Shelton, Connecticut 06484
                     Attention: Priscilla Ottowell

           With a copy to:

                     Duane L. Berlin, Esq.
                     Lev & Berlin, P. C.
                     535 Connecticut Avenue
                     Norwalk, Connecticut 06854

           To Employee:

                     Mr. Lawrence R. Yurdin
                     431 B North Trail
                     Stratford, Connecticut 06614


SECTION 10. WAIVER. Failure of either party at any time to require performance of any provision of this Agreement shall not limit the party's right to enforce the provision, nor shall any waiver of any breach of any provision be a waiver of any succeeding breach of any provision or a waiver of the provision itself for any other provision.



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SECTION 11. ASSIGNMENT. Except as otherwise provided within this Agreement, neither party hereto may transfer or assign this Agreement without prior written consent of the other party.

SECTION 12. LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

SECTION 13. ARBITRATION. If at any time during the term of this Agreement any dispute, difference, or disagreement shall arise upon or in respect of the Agreement, and the meaning and construction hereof, every such dispute, difference, and disagreement shall be referred to a single arbiter in Fairfield County, Connecticut, agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction thereof.

SECTION 14. ATTORNEY FEES. In the event an arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

SECTION 15. TITLES AND CAPTIONS. All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

SECTION 16. ENTIRE AGREEMENT. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

SECTION 17. AGREEMENT BINDING. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

SECTION 18. FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 19. COUNTERPARTS. This Agreement may be executed in several counterparts and all so executed shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first set forth above.

EMPLOYER
The First Connecticut Capital Corporation

/S/ DAVID ENGELSON
------------------
By: David Engelson
Its: Chairman

EMPLOYEE
Lawrence R. Yurdin

/S/ LAWRENCE R. YURDIN
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